UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act
of 1934
Date of report (Date of earliest event reported): March 28, 2011
LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10689 (Commission File Number)	13-2842791 (IRS Employer Identification No.)

1441 Broadway, New York, New York (Address of principal executive offices)	10018 (Zip Code)
Registrant’s telephone number, including area code: (212) 354-4900

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
Attached as Exhibit 99.1 to this report are presentation materials being used by Liz Claiborne, Inc. (the “Company”). The presentation materials are hereby incorporated by reference in this Item 2.02.
The information contained or incorporated by reference in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01.	OTHER EVENTS.
On March 28, 2011, the Company issued a press release that announced a proposed private offering. A copy of the press release is being filed as Exhibit 99.2 to this report and is incorporated by reference in this Item 8.01. This report shall not constitute an offer to sell or a solicitation of offers to buy any securities.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description
99.1	Presentation materials dated March 28, 2011.
99.2	Press Release dated March 28, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.
Date: March 28, 2011	By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President, Chief Legal Officer, General Counsel and Secretary

EXHIBIT LISTING

Exhibit No.	Description
99.1	Presentation materials dated March 28, 2011.
99.2	Press Release dated March 28, 2011.